UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2018

Systemax Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01	Other Events

On July 11, 2018, Systemax Inc. (“Systemax”) issued a press release announcing that it has received an irrevocable binding offer from Bechtle AG (“Bechtle”), Germany's largest independent IT systems integrator, to acquire Inmac Wstore, Systemax's France-based IT value added reseller business.
Pursuant to the offer, Systemax has the right to sell Inmac Wstore to Bechtle on the terms specified in the offer, and it has granted Bechtle exclusivity for a limited period.  Pursuant to applicable French law, acceptance or rejection of the offer by Systemax will only follow consultation with Inmac Wstore's works council, which is expected to take up to several weeks.  Upon conclusion of the works council consultation and if the offer is accepted by Systemax, it is expected the parties would enter into a definitive agreement, at which time additional details would be disclosed.  The proposed sale would then be subject to customary closing conditions and deliverables, including receipt of France regulatory approvals, and it would be expected to close in late 2018.  Disclosure of this offer at this time allows Bechtle to fulfill its disclosure obligations in Germany.
A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit relating to Item 8.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release of Systemax Inc., dated July11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

Date: July 11, 2018

	By:	/s/ Eric Lerner
Name: Eric Lerner
Title: Senior Vice President

Exhibit Index

99.1	Press Release of Systemax Inc., dated July 11, 2018.